SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           PAR Technology Corporation
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)Title of each class of securities to which transaction applies:
         _____________________.

       2)Aggregate number of securities to which transaction applies:
         ____________________.

       3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________.

       4)Proposed maximum aggregate value of transaction:
         __________________________.

       5)Total fee paid:
         ______________________________________________________.

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)Amount Previously Paid:  _________.

       2)Form, Schedule or Registration Statement No.:  _________.

       3)Filing Party:   _________.

       4)Date Filed:  __________.

Dr. John W. Sammon, Jr.                               PAR Technology Corporation
Chairman, President &                                 8383 Seneca Turnpike
Chief Executive Officer                               New Hartford, NY  13413









                                                           [GRAPHIC OMITTED]






April 4, 2005

Dear Shareholders:

It is my pleasure to invite you to PAR Technology Corporation's 2005 Annual Meeting of Shareholders. This year, we are proud to hold the meeting at one of our PAR Springer-Miller customer locations, The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022. The meeting will be held on Monday, May 2, 2005 at 10:00 AM. During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and give a report on the Company's business operations. There will also be time for questions.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement provides information about PAR in addition to describing the business we will conduct at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, please vote your shares by signing, dating and returning the proxy card in the prepaid envelope; taking advantage of telephone or Internet voting; or voting in person at the meeting.

Sincerely,



John W. Sammon, Jr.

[GRAPHIC OMITTED]
PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON MONDAY, MAY 2, 2005

Dear PAR Technology Shareholder:

The Annual Meeting of Shareholders (the "Meeting") of PAR Technology Corporation, a Delaware corporation (the "Company") is scheduled to be held at The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022 (see map on reverse of this page) on Monday, May 2, 2005, at 10:00 AM, local time, for the following purposes:

     1. To elect two Directors of the Company for a term of office to expire at the third succeeding Annual Meeting of Shareholders;

     2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year; and

     3. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors set March 15, 2005 as the record date for the Meeting. This means that owners of the Company's Common Stock at the close of business on March 15, 2005 are entitled to receive this notice and to vote at the Meeting or any adjournments or postponements of the Meeting. We will make available a list of shareholders as of the close of business on March 15, 2005, for inspection by any shareholder, for any purpose relating to the Meeting, during normal business hours at our principal executive offices, 8383 Seneca Turnpike; New Hartford, New York 13413, for ten (10) days prior to the Meeting. This list will also be available to shareholders at the Meeting.

Every shareholder's vote is important. Whether or not you plan to attend the Meeting, we request you complete, sign, date and return the enclosed proxy card promptly in the enclosed postage prepaid envelope as soon as possible. Most shareholders also have the options of voting their shares on the Internet or by telephone. If such methods are available to you, voting instructions are printed on your proxy card or included with your proxy materials.

The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting and voting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             Gregory T. Cortese
                                             Secretary

New Hartford, New York
April 4, 2005

                     Directions to The New York Palace Hotel
                     455 Madison Avenue; New York, NY 10022
                                  212-888-7000

From Westchester: Take the Saw Mill River Parkway South. Follow the signs to the Henry Hudson Parkway South. Follow the Henry Hudson Parkway South to 50th Street (Manhattan). Exit onto 50th Street and follow across town to Madison Avenue. The New York Palace is located on 50th Street between Madison and Park Avenues.

From New Jersey Turnpike (Lincoln Tunnel): Go North on the New Jersey Turnpike (Interstate 95 North) to Exit 16 E for the Lincoln Tunnel (pay toll). Follow directions into the Lincoln Tunnel (pay toll). Upon exiting the tunnel bear left for "Uptown" and proceed two blocks to 42nd Street. Turn left onto 42nd Street. Turn right on 10th Avenue. Continue North to 50th Street; turn right onto 50th Street. Follow 50th Street across town traveling East to Madison Avenue. The New York Palace is located on 50th Street between Madison and Park Avenues.

From New England Via Triboro Bridge/95 South/Hutchinson River Parkway: Follow signs to the Triboro Bridge. Follow all signs for Manhattan/FDR South (pay toll). Take the FDR South. Exit onto 49th Street. Follow 49th Street to 6th Avenue. Turn right on 6th Avenue. Turn right onto 50th Street. The New York Palace is located on 50th Street between Madison and Park Avenues.

From Midtown Tunnel / Long Island Expressway: Enter the Queens Midtown Tunnel (pay toll). Upon exiting the tunnel bear right to 37th Street (Uptown sign). Upon exiting the tunnel bear right to 37th Street (Uptown sign). Follow 37th Street to 3rd Ave. Turn right onto 3rd Avenue to 51st Street and turn left onto 51st Street. The New York Palace is located on 51st Street between Park and Madison Avenues.


                                [GRAPHIC OMITTED]

[GRAPHIC OMITTED]

PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991



April 4, 2005

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                               Monday, May 2, 2005

The enclosed proxy is solicited by the Board of Directors of PAR Technology Corporation (the "Board"), a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held at 10:00 AM, local time, on Monday, May 2, 2005, at The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022, and at any postponement or adjournment of the Meeting.

Shareholders of record can vote by telephone, on the Internet, by mail or by attending the Meeting and voting by ballot. If you are a beneficial shareholder, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to identify which options are available to you. If you vote by telephone or on the Internet you do not need to return your proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 3:00 AM on May 2, 2005. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. When proxies in the form enclosed are returned properly executed, the shares represented by the proxies will be voted in accordance with the directions of the shareholder. If you sign and return your proxy card but do not specify your voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting, withdrawing the proxy and voting in person.

The cost of preparing and mailing this Notice and Proxy Statement and the enclosed proxy will be borne by the Company. In addition to the use of the mails, some officers, Directors and regular employees of the Company, without additional remuneration, may solicit proxies in person, by telephone or other electronic means. The Company may also request banks and brokers to solicit their customers who have shares of the Company registered in the names of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs.

The Company's Annual Report to its shareholders for the year ended December 31, 2004, including audited consolidated financial statements, accompanies this Proxy Statement. Except as otherwise expressly provided herein, the Company's Annual Report is not incorporated in this Proxy Statement by reference. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is April 4, 2005.

              Record Date, Outstanding Common Stock, Voting Rights

Only shareholders of record at the close of business on March 15, 2005, will be entitled to notice of and to vote at the Meeting or any postponements or adjournments of the Meeting. As of that date, there were 8,975,106 shares of the Company's Common Stock, par value $0.02 per share (the "Common Stock") outstanding and entitled to vote. The holders of shares representing 4,487,554 votes, represented in person or by proxy, shall constitute a quorum to conduct business.

Each share of Common Stock entitles the shareholder to one vote on all matters to come before the Meeting including the election of the Directors. Shareholders may vote in person or by proxy. The method by which a shareholder votes will not in any way affect their right to attend the Meeting and vote in person. If shares are held in the name of a bank, broker or other holder of record, the shareholder must obtain a proxy, executed in their favor, from the holder of record to be able to vote at the Meeting.

A shareholder may, with respect to the election of the Directors: (i) vote "FOR" the nominees named herein, or (ii) "withhold authority" to vote for any or all such nominees. The election of the Directors requires a plurality of the votes cast. Accordingly, withholding authority to vote for a Director nominee will not prevent the nominee from being elected.

A shareholder may, with respect to the ratification of the selection of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm: (i) vote "FOR"; (ii) vote "AGAINST"; or (iii) "ABSTAIN" from voting. A "FOR" vote of a majority of votes cast by the holders of capital stock present and represented by proxy and entitled to vote thereon (a quorum being present) is required to ratify the selection of the Company's independent registered public accounting firm. A vote to "ABSTAIN" from voting on this matter has the legal effect of a vote "AGAINST" the matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker or bank is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and entitled to vote on such matters, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Non-voted shares will not affect the determination of the outcome of the vote on any proposal to be decided at the Meeting.


Proposal 1:  Election of Directors

Under the Company's Certificate of Incorporation, the members of the Board of Directors are divided into three classes with approximately one-third of the Directors standing for election at each Annual Meeting. The Directors are elected for a three-year term of office, and will hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. There was one Class I Director elected in 2002 and one Class I Director elected in 2004 to hold office until the 2005 Annual Meeting of Shareholders. Therefore, at this Meeting, two Directors will be elected for a three-year term expiring at the Annual Meeting held in 2008. The nominees of the Board for the Class I Director positions, Mr. Kevin R. Jost and Mr. James A. Simms, are currently members of the Board.

In addition, the Company's By-Laws provides for a Board of not less than three nor more than fifteen Directors and authorizes the Board to determine the authorized number of Directors within that range. The number of Directors currently authorized by the Board is six. The nominees for the Class I Director positions, have been determined by the Board to be "independent" as this term is defined by the New York Stock Exchange ("NYSE") in its listing standards and pursuant to the Company's Corporate Governance Guidelines.

The Board has no reason to believe that either of the nominees will be unable or unwilling to serve if elected. In the event that either of the nominees shall become unable or unwilling to accept nomination or election as a Director, it is intended that such shares will be voted, by the persons named in the enclosed proxy, for the election of a substitute nominee selected by the Board, unless the Board should determine to reduce the number of Directors pursuant to the By-Laws of the Company.

The names of the nominees and each of the Directors continuing in office, their ages as of April 4, 2005, the year each first became a Director, their principal occupations during at least the past five years, other directorships held by each as of the date hereof and certain other biographical information are as set forth below by Class, in order of the next Class to stand for election. There is no family relationship among any of the nominees, Directors, or any of the Company's executive officers ("Executive Officers"). The Executive Officers serve at the discretion of the Board.


                 NomineeS for Election to the Board of Directors


        Class I: Term Expiring at the 2008 Annual Meeting of Shareholders

MR. KEVIN R. JOST                         President and Chief Executive Officer
                                          Hand Held Products, Inc.

Mr. Jost, age 50, has been the President and Chief Executive Officer of Hand Held Products, Inc. since its inception as a separate entity in 1999. From 1982 through 1999, Mr. Jost was Vice President and General Manager of Welch Allyn Data Collection, a division of Welch Allyn, Inc. In 1999, Welch Allyn Data Collection division became a separate entity and acquired Hand Held Products, Inc. and continued business under the acquired company's name. Mr. Jost has been a Director of the Company since May 2004.

MR. JAMES A. SIMMS                        Managing Director
                                          Janney Montgomery Scott LLC
                                          Securities Brokerage &
                                          Investment Banking

Mr. Simms, age 45, has been a Managing Director of Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company, since November 2004. For the prior seven years, he was a senior executive with Adams, Harkness & Hill, Inc. Mr. Simms has been a Director of the Company since October 2001.

The Board of Directors recommends a vote FOR the proposal to elect Mr. Jost and Mr. Simms. Unless a contrary direction is indicated, shares represented by valid proxies and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the nominees.

             Members of the Board of Directors Continuing in Office


       Class II: Term Expiring at the 2006 Annual Meeting of Shareholders

MR. SANGWOO AHN                           Chairman of the Board
                                          Quaker Fabric Corporation

Mr. Ahn, age 66, has held the position of Chairman of the Board of Quaker Fabric Corporation since 1993 and is also a member of the Board of Directors of Kaneb Services, LLC, Kaneb Pipeline Partners, LP and Xanser Corp. Mr. Ahn has been a Director of the Company since March 1986.


MR. J. WHITNEY HANEY                      Director

Mr. Haney, age 70, is a former President of the Company's subsidiary, ParTech, Inc., serving in that capacity from 1988 to 1997. Mr. Haney retired as an employee of ParTech, Inc. in January, 1998. Mr. Haney has been a Director of the Company since April 1988.


       Class III: Term Expiring at the 2007 Annual Meeting of Shareholders

DR. JOHN W. SAMMON, JR.                   Chairman of the Board,
                                          President and Chief Executive Officer
                                          PAR Technology Corporation

Dr. Sammon, age 66, is the founder of the Company and has been the President, Chief Executive Officer and a Director since its incorporation in 1968. He was elected Chairman of the Board in 1983. Dr. Sammon is also a former President of the Company's subsidiary, ParTech, Inc., serving in that capacity from 1978 to 1987 and again from December 1997 through June 2000 and also currently holds various positions with other subsidiaries of the Company.


MR. CHARLES A. CONSTANTINO                Executive Vice President
                                          PAR Technology Corporation

Mr. Constantino, age 65, has been a Director of the Company since 1970. Mr. Constantino has held the position of Executive Vice President since 1974 and holds various positions with subsidiaries of the Company. Mr. Constantino is also a member of the Board of Directors of Veramark Technologies, Inc.


                        Board of Directors and Committees

The business of the Company is under the general direction of the Board as provided by the By-Laws of the Company and the laws of the State of Delaware, the state of incorporation. In 2004, the Board held five meetings and Committees of the Board held a total of 18 meetings. Each member of the Board attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served. It is the Company's policy to encourage Directors to attend the Annual Meeting but such attendance is not required. Last year, one member of the Board attended the Annual Meeting.

Shareholders may send written communication to the Board by mail addressed to the attention of the Board of Directors or to an individual Director c/o Gregory
T. Cortese, Secretary, PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike, New Hartford, NY 13413. Upon receipt, the communication will be relayed to the Chairman, if it is addressed to the Board as a whole, or to an individual Director if the communication is addressed to an individual Director.

The Board has five standing committees: (i) Executive Committee, (ii) Audit Committee, (iii) Compensation Committee, (iv) Stock Option Committee and (v) Nominating and Corporate Governance Committee. The members of each committee and the number of meetings held by each committee in 2004 are set forth in the following table.

---------------------- ------------ -------- ----------------- ---------------- -----------------
                                                                                   Nominating
                                                                                 and Corporate
Name                    Executive    Audit     Compensation     Stock Option       Governance
----                    ---------    -----     ------------     ------------       ----------
Mr. Ahn *                   X        Chair                                             X
Mr. Constantino             X                                         X
Mr. Haney *                            X            X                                  X
Mr. Jost *                                        Chair
Dr. Sammon                Chair                                     Chair
Mr. Simms *                            X            X                                Chair
2004 Meetings               2         10            2                 2                2
---------------------- ------------ -------- ----------------- ---------------- -----------------

* Independent Directors


In its annual review of Director independence, the Board has determined the following Directors to be independent: Sangwoo Ahn, J. Whitney Haney, Kevin R. Jost and James A. Simms. For a Director to be considered "independent", the Board must affirmatively determine that the Director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Board observes all criteria for independence established by the NYSE and other governing laws and regulations.


Executive Committee

The Executive Committee has the delegated authority to exercise all of the powers of the Board in the management and direction of the business and affairs of the Corporation in all cases in which specific directions shall not have been given by the Board and subject to the limitations of the General Corporation Law of the State of Delaware; the Company's Certificate of Incorporation; and the Company's By-Laws. The Executive Committee meets when required on short notice during intervals between meetings of the Board.


Audit Committee

Pursuant to its charter, the Audit Committee assists the Board in oversight of management's conduct and representations of the Company's reporting processes, its systems of internal control, the audit process, and its processes for monitoring compliance with laws and regulations and the Company's code of ethics and conduct. The Board has determined the members of the Audit Committee are "independent" as this term is defined by the NYSE in its listing standards and that no member of the Audit Committee has a material relationship with the Company that would render that member not to be "independent". The Board has further determined that Director Ahn, the Chairman of the Audit Committee, can still serve effectively on the Company's Audit Committee even though he simultaneously serves on the audit committees of more than three public companies. There were 10 meetings of the Audit Committee during 2004 including meetings held separately with management, and separate Executive Sessions with independent Directors, the internal auditor and the independent registered public accounting firm respectively. The Report of the Audit Committee begins on page 8. The Audit Committee operates under a written charter adopted by the Board, a current copy of which is available on the Company's website at http://www.partech.com under the "Financials" button on the Investor Relations link on the website's home page.

Compensation Committee

The Compensation  Committee,  which meets as required (but no less than once per year), reviews and makes recommendations to those identified in its charter regarding the compensation, benefits, stock options and incentive plans for all Executive Officers of the Company, and in connection with the compensation for outside Directors for service on the Board and committees of the Board. The Compensation Committee Report set forth below describes the responsibilities of this committee, and discloses the basis for the compensation of the Chief
Executive Officer, including the factors and criteria upon which that compensation was based; compensation policies applicable to the Company's Executive Officers; and the specific relationship of corporate performance to executive compensation for 2004. The Compensation Committee Report begins on page 16. The Compensation Committee operates under a written charter adopted by the Board, a current copy of which is available on the Company's website at http://www.partech.com under the "Financials" button on the Investor Relations link on the website's home page.


Stock Option Committee

Both members of the Stock Option Committee are "disinterested persons" in compliance with the Company's 1995 Stock Option Plan. The Stock Option Committee, which meets as required, reviews recommendations of the Compensation Committee for stock option awards and otherwise serves as the administrative body for the Stock Option Plan.


Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities in connection with the identification and recommendation of qualified nominees for election to the Board, developing, monitoring the compliance with, and making recommendations to the Board regarding the Company's governing principles and Code of Business Conduct and Ethics. The Board has determined that each of the members of this committee has met the independence standards adopted by the Board which incorporate the independence requirements under the NYSE listing standards. The Charter of the Nominating and Corporate Governance Committee is available on the Company's website at http://www.partech.com under the "Financials" button on the Investor Relations link on the website's home page.

The Nominating and Corporate Governance Committee considers all shareholder recommendations for candidates for the Board, which should be sent to:
Nominating  and  Corporate  Governance   Committee;   c/o  Gregory  T.  Cortese,
Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413. The committee's minimum qualifications and specific qualities and skills required for Directors are set forth in Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter. In addition to considering candidates suggested by shareholders, the committee considers potential candidates recommended by current Directors, company officers, employees and others. The committee may sometimes use the services of a third party executive search firm to assist it in identifying and evaluating possible nominees for Director. The committee screens all potential candidates in the same manner regardless of the source of the recommendation. In identifying and considering candidates for nomination to the Board, this committee considers, in addition to the requirements set out in the Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter, quality of experience, the needs of the Company and the range of talent and experience represented on the Board. When considering a candidate, the committee will determine whether requesting additional information or an interview is appropriate.

                              Director Compensation

Directors who are employees of the Company are not separately compensated for serving on the Board. In 2004, non-employee Directors received annual retainers of $25,000 for membership on the Board and an attendance fee of $1,000 per day for attendance at Board meetings ($200 if attendance is via telephone) and any committee meetings held on the same day and $500 per day for committee meetings held on days other than Board meeting days. All Directors are also reimbursed for all reasonable expenses incurred in attending meetings. In addition, any non-employee Director elected or re-elected to the Board of Directors on or after the date of the 2004 Annual Meeting of Shareholders will annually receive a number of Nonqualified Stock Options based on a formula for so long as the status of non-employee Director is maintained. The formula aims to provide that number of stock options for the Company's Common Stock, which on the date of the grant, have a fair market value ("FMV"), comparable to the FMV of stock options and/or stock granted to non-employee directors of comparable companies as reported in the most recent survey by The Conference Board, Inc. and/or any other nationally recognized research firm(s) determined by the Board to be appropriate1. Such stock options shall vest on the first anniversary date of the grant provided that, as of the anniversary date the Director's position had not been vacated by reason of resignation or removal for cause. In addition, from time to time, at the Board's discretion, non-employee Directors may be granted additional Nonqualified Stock Options under the then existing stock option plan(s).

1 The formula is expressed: A/B = C where A = FMV of grants by comparable companies to their non-employee directors; B = per share FMV of PAR Common Stock on the date of the grant; and C = the number of shares of PAR Common Stock represented by Nonqualified Stock Options to be granted. By way of example, if the FMV of comparable companies is determined to be $20,000 and, on the day of the grant, the FMV of PAR Common Stock is $20 per share, the Director would be granted Nonqualified Stock Options representing 1,000 shares of PAR Common Stock.


                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

During the Company's 1996 secondary offering, Mr. Charles A. Constantino, a Director and a named Executive Officer of the Company, desired to sell a significant portion of his stock in the Company to generate liquid assets to be used for a personal purchase of property. The Company, however, believed that the sale of the quantity of shares Mr. Constantino desired to sell would have an adverse impact on the market price of the Company's stock, and therefore requested that Mr. Constantino not participate in the sale of shares during the secondary offering at the level he had proposed. Instead, the Company offered to extend Mr. Constantino loans which would allow him to go forward with his personal purchase. Consequently, during 1999, the Company's subsidiary, Rome Research Corporation, granted loans to Mr. Charles A. Constantino for the purpose of purchasing a home, with annual interest at the prime rate adjusted quarterly. Mr. Constantino's home serves as collateral for these loans. Subsequent to July 30, 2002 the Company has not made any material changes to these loans. The largest aggregate amount outstanding (principal and interest) under these loans to Mr. Constantino throughout 2004 was $501,714. The principal and interest of these loans are due on demand from the Company. As of February 28, 2005, the total principal and interest outstanding on such loans was $251,898.

Prior to the enactment of the Sarbanes-Oxley Act of 2002, Rome Research Corporation granted Mr. Albert Lane, Jr., a named Executive Officer of the Company, a loan in the amount of $220,000 at prime rate (adjusted quarterly) in order to assist him in the construction of a home. Mr. Lane's home served as collateral for this loan which was repayable in installments with final payment due in February 2006. The largest amount outstanding (principal and interest) under this loan throughout 2004 was $100,062. Mr. Lane paid all outstanding principal and interest on this note in April 2004.

John W. Sammon, III and Karen E. Sammon, members of the immediate family of Dr. John W. Sammon, Jr., the Company's Chairman of the Board, President and Chief Executive Officer, are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club currently leases a portion of the Company's facilities at New Hartford, New York at a monthly base rate of $9,775. The Company provides membership to this facility to all local employees.

John Springer-Miller, the President and CEO of the Company's new subsidiary, PAR Springer-Miller Systems, Inc., is the owner of the building in Stowe, Vermont, in which the subsidiary maintains its principal offices. The subsidiary currently leases the majority of the building from Mr. Springer-Miller at a monthly base rate of $30,000.


                          REPORT OF THE AUDIT COMMITTEE

The information contained in the following report is subject to the disclaimer regarding "soliciting material" and "filed" information immediately following the Compensation Committee Report contained in this Proxy Statement.

Composition. The Audit Committee consists of three members, each of whom has been determined by the Board to meet the independence standards adopted by the Board. The standards adopted by the Board incorporate the independence requirements of the NYSE Corporate Governance Standards and the independence requirements set forth by the Securities and Exchange Commission ("SEC"). The Board also has determined that no member of the Audit Committee has a relationship with the Company that would render such member not to be "independent". Each member of the Audit Committee also has been determined to meet the financial literacy and experience requirements of the NYSE. In addition, the Board has determined that Sangwoo Ahn is an "audit committee financial expert" as defined by rules set forth by the SEC.

Responsibilities. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee reviews the charter annually to assess its continued adequacy and when appropriate proposes changes to the full Board for approval. The Audit Committee Charter is provided to shareholders in the Company's annual Proxy Statement at least every three years, and whenever it is amended. The charter was last provided in the 2004 Proxy Statement. The Audit Committee reports to, and acts on behalf of, the Board by providing oversight of the financial management, independent registered public accounting firm and financial reporting process of the Company. The Company's management has the primary responsibility for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles ("U.S. GAAP"). The Company's management also has the primary responsibility for the financial reporting process, including the system of internal controls and procedures designed to ensure compliance with applicable laws, regulations and accounting standards. The Company's independent registered public accounting firm, KPMG, is responsible for auditing the Company's consolidated financial statements and expressing an opinion as to whether those consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and KPMG the audited consolidated financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

Review with Management and Independent Registered Public Accounting Firm. The Audit Committee has reviewed and discussed with KPMG, that firm's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (Communication with Audit Committee), as amended. In addition, the Audit Committee has received from KPMG the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and held discussions with KPMG with respect to KPMG's independence from the Company's management and the Company itself. The Audit Committee fully considered any non-audit services provided by KPMG and the fees and costs billed and expected to be billed by such firm for those services (described in the next section). In addition, the Audit Committee considered whether those non-audit services provided by KPMG are compatible with maintaining auditor independence. In reliance on the reviews and discussions with the Company's management and the independent registered public accounting firm, the Committee is satisfied that non-audit services provided to the Company by KPMG are compatible with and did not impair the independence of KPMG.

Access to the Audit Committee by the Company's internal auditors and by KPMG is unrestricted. The Audit Committee met and discussed with the Company's internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee met with the Company's internal auditors to discuss the results of their examinations, their evaluations of the Company's internal controls, and their assessment of the overall quality of the Company's financial reporting.
These meetings were held both within and outside the presence of Company management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC. The Audit Committee has selected KPMG as the Company's independent registered public accounting firm for fiscal 2005. One or more representatives of KPMG are expected to be in attendance at the Annual Shareholder Meeting, where they will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

         Audit Committee
         Sangwoo Ahn, Chairman
         J. Whitney Haney
         James A. Simms


Change in Independent Registered Public Accounting Firms

On July 23, 2003, the Audit Committee of the Board authorized management of the Company to seek proposals from registered public accounting firms interested in replacing PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm. Subsequently, letters were sent to three registered public accounting firms inquiring as to their interest in submitting proposals to act as our independent registered public accounting firm. On August 21, 2003, PwC resigned. The Audit Committee engaged KPMG as our independent registered public accounting firm as of October 9, 2003. The Audit Committee considers KPMG to be the Company's principal independent registered public accounting firm for the 2003 and 2004 fiscal years. Disclosures related to this change in independent registered public accountants appeared under Item 9 in the Company's 2003 Annual Report which item is incorporated herein by this reference.

Fees Paid to Independent Registered Public Accountants

The following table presents fees paid by the Company for professional services by KPMG during the year ended December 31, 2004 and to KPMG and PwC during the year ended December 31, 2003.

                               2004            2003            2003
      Type of Fees             KPMG            KPMG            PwC
------------------------- --------------- --------------- ---------------
Audit Fees                $      264,000  $      192,090  $      471,700
------------------------- --------------  --------------  --------------
Audit-Related Fees                17,000               0               0
------------------------- --------------  --------------  --------------
Tax Fees                          89,000               0          56,800
------------------------- --------------  --------------  --------------
All Other Fees                         0               0               0
------------------------- --------------  --------------  --------------
Total:                    $      370,000  $      192,090  $      528,500
------------------------- --------------  --------------  --------------

The categories of fees in the preceding table, in accordance with the SEC's rules and definitions, are defined as follows:

     Audit Fees are fees for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

     Audit-Related   Fees  are  fees  principally  for  audits  of  consolidated financial statements of employee benefit plans and due diligence services.

     Tax Fees are fees for professional services for federal, state and international tax compliance, tax advice and tax planning.

     All Other Fees are for any services not included in the first three categories.

The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of the Company's independent registered public accounting firm. Consistent with SEC policies regarding auditor independence, the Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the independent registered public accounting firm.


                       CODE OF BUSINESS CONDUCT AND ETHICS

All of the Company's employees, including the Chief Executive Officer and the Chief Financial Officer ("Officers") are required to abide by the Company's Code of Business Conduct and Ethics (the "Code") to ensure the Company's business is conducted in a consistently legal and ethical manner. The full text of the Company's Code is available on the Company's website at http://www.partech.com under the "Financials" button on the Investor Relations link on the website's home page. The Code is designed to deter wrongdoing and to promote: (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (b) full, fair, accurate timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and other public communications; (c) compliance with applicable governmental laws, rules and regulations; (d) the prompt internal reporting of violations of the Code to the appropriate person(s) identified in the Code; and (e) accountability for adherence to the Code. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code that apply to the Officers and Directors and relate to the above elements by posting such information on our website within five calendar days following the date of such amendment or waiver.

             SECTION 16(a) BENEFICIAL OWNERSHIP Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based solely on its review of the copies of such reports received by the Company and written representations from reporting persons, the Company believes that all ownership filing requirements were timely met during 2004 except that a Form 3 for Director Jost was filed late, a Form 4 in connection with a grant of incentive stock options to Ronald J. Casciano was filed late and a Form 4 in connection with a grant of incentive stock options to Albert Lane, Jr. was filed late.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 28, 2005, by each Director, by each of the named Executive Officers and by all Directors and Executive Officers as a group. The table also sets forth information regarding the ownership of the Company's Common Stock by certain holders of 5% or more of the Company's Common Stock based on several Schedule 13G filings with the SEC.


                                                   Amount and Nature of
Name of Beneficial Owner or Group(F1)            Beneficial Ownership (F2)    Percent of Class (F3)
------------------------------------             ------------------------    --------------------

   Dr. John W. Sammon, Jr ..........................     3,805,700(F4)              42.49%
   Charles A. Constantino ...........................      298,828                   3.34%
   Gregory T. Cortese ...............................      321,740(F5)               3.47%
   J. Whitney Haney .................................       37,755                     *
   Sangwoo Ahn ......................................       58,000(F6)                 *
   Ronald J. Casciano ...............................       87,300(F7)                 *
   Albert Lane, Jr. .................................       67,055(F8)                 *
   James A. Simms ...................................        9,000(F9)                 *
   Kevin R. Jost ....................................            0                     *
   All Directors and Executive Officers
   as a Group (9 persons)............................    4,685,378                  49.88%

Other Principal Beneficial Owners
---------------------------------

   Dimensional Fund Advisors Inc.
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA  90401                                 498,050(F10)              5.53%

   Wedbush, Inc.
   1000 Wilshire Blvd.
   Los Angeles, CA  90017-2457                             340,449(F11)              3.78%

   Edward W. Wedbush
   P.O. Box 30014
   Los Angeles, CA 90030-001416                              4,470(F11)              1.83%

   Wedbush Morgan Securities, Inc.
   P.O. Box 30014
   Los Angeles, CA 90030-0014                               11,900(11)                *

   Gary S. Siperstein and
   Eliot Rose Asset Management, LLC
   10 Weybosset Street, Suite 401
   Providence, RI  02903                                   669,950(12)                7.4%
_____________________________
*    Represents less than 1%



(F1) Except as otherwise noted, the address for each beneficial owner listed above is c/o PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413-4991.

(F2) Except as otherwise noted, each individual has sole voting and investment power with respect to all shares.

(F3) Percent of Class is calculated utilizing 8,957,456 which is the number of the Company's outstanding shares as of February 28, 2005 and the number of options held by the named beneficial owners, if any, which become exercisable within 60 days thereafter.

(F4) Includes 100 shares held jointly with Dr. Sammon's wife, Deanna D. Sammon. Does not include 254,570 shares beneficially owned by Mrs. Sammon in which Dr. Sammon disclaims beneficial ownership.

(F5) Includes 321,200 shares which Mr. Cortese has or will have the right to acquire pursuant to the Company's stock option plans as of April 29, 2005.

(F6) Includes 13,000 shares which Mr. Ahn has or will have the right to acquire pursuant to the Company's stock option plans as of April 29, 2005.

(F7) Includes 81,900 shares which Mr. Casciano has or will have the right to acquire pursuant to the Company's stock option plans as of April 29, 2005.

(F8) Includes 10,455 shares which Mr. Lane has or will have the right to acquire pursuant to the Company's stock option plans as of April 29, 2005.

(F9) Includes 9,000 shares which Mr. Simms has or will have the right to acquire pursuant to the Company's stock option plans as of April 29, 2005.

(F10)Information related to this shareholder was obtained from Schedule 13G filed with the SEC on February 9, 2005 by Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor. Dimensional is deemed to have beneficial ownership of the shares all of which are owned by registered investment companies, commingled group trusts and separate accounts ("Funds") to which Dimensional furnishes investment advice or serves as investment manager. Based on the Schedule 13G, Dimensional, in its role as investment advisor and investment manager, possesses voting and/or investment power as to all of the Company's shares held by the Funds. Dimensional disclaims beneficial ownership of all the shares owned by the Funds.

(F11)Information related to this shareholder was obtained from Schedule 13G filed with the SEC on January 28, 2005 by Wedbush, Inc. ("WI"), Wedbush Morgan Securities, Inc. ("WMS") and Edward W. Wedbush ("Mr. Wedbush"). WI, WMS and Mr. Wedbush have reported their holdings as a group. WI is the majority shareholder of WMS. WMS is a broker/dealer. Mr. Wedbush is the chairman of WI and owns a majority of its outstanding shares, and is the President of WMS and, accordingly, may be deemed the beneficial owner of shares owned by WI and WMS. Mr. Wedbush has expressly disclaimed beneficial ownership of the Company's shares held by WI and WMS on the Schedule 13G. Based on the Schedule 13G, WI has sole voting and dispositive power of 340,449 shares of the Company's Common Stock; shared voting power of 517,069 shares; and shared dispositive power of 559,969 shares. WMS reports sole voting and dispositive power of 11,900 shares of the Company's Common Stock; shared voting power of 517,069 shares; and shared dispositive power of 559,969 shares. Mr. Wedbush reports sole voting and dispositive power of 164,470 shares of the Company's Common Stock; shared voting power of 517,069 shares; and shared dispositive power of 559,969 shares.

(F12)Information related to this shareholder was obtained from Schedule 13G filed with the SEC on February 11, 2005 by Eliot Rose Asset Management, LLC ("Eliot Rose"), a registered investment advisor, and Gary S. Siperstein ("Mr. Siperstein") a principal of Eliot Rose. Eliot Rose reports holding sole dispositive power of 669,450 shares of the Company's Common Stock. Mr. Siperstein reports holding sole voting power of 500 shares and sole dispositive power of 669,950 shares of the Company's Common Stock. As reported in the Schedule 13G, Eliot Rose is deemed to have beneficial ownership of the shares pursuant to separate arrangements whereby it acts as investment advisor to certain persons (the "Clients"). Each Client has the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the Common Stock purchased or held pursuant to such arrangements. Gary S. Siperstein is deemed to be the beneficial owner of the shares pursuant to his ownership interest in Eliot Rose Asset Management, LLC.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for each of the last three fiscal years awarded to, earned by, or paid to the Chief Executive Officer and the four other most highly compensated Executive Officers of the Company other than the Chief Executive Officer.


                           Summary Compensation Table

                                                                      Long Term
                                                                       Compen-
                                                                       sation
                                     ---------------------------------------------------------
                                          Annual Compensation           Awards
                                     ---------------------------------------------------------
                                                                      Securities
                                                                      Underlying   All Other
                                                                       Options/     Compen-
Name and                                                    Bonus      SAR's (#)    sation
Principal Position                   Year    Salary          (F1)         (F2)       (F3)
------------------                   ---------------------------------------------------------

Dr. John W. Sammon, Jr ...........   2004   $309,837      $124,035          0       $  9,963
Chairman of the Board, President .   2003   $300,500      $104,400          0       $  7,691
and Chief Executive Officer ......   2002   $296,291      $      0(4)       0       $  2,220

Charles A. Constantino ...........   2004   $245,864      $ 84,400          0       $  9,916
Executive Vice President .........   2003   $236,408      $ 73,200          0       $  7,691
and Director .....................   2002   $242,416      $ 43,600          0       $  3,320

Gregory T. Cortese ...............   2004   $232,717      $ 75,413          0       $  9,963
CEO & President, ParTech, Inc. ...   2003   $231,750      $ 56,400          0       $  7,720
                                     2002   $226,549      $ 20,200          0       $  3,320

Albert Lane, Jr ..................   2004   $239,519      $160,900     20,000       $  9,958
President, Rome Research .........   2003   $224,014      $157,900          0       $  7,691
Corporation and PAR Government ...   2002   $210,219      $147,100          0       $  3,320
Systems Corporation

Ronald J. Casciano ...............   2004   $173,090      $ 49,483     40,000       $  9,963
Vice President, C.F.O. & Treasurer   2003   $161,952      $ 40,200          0       $  7,024
                                     2002   $152,327      $ 22,900          0       $  2,964

________

(F1) Cash bonus awards earned in the respective fiscal year.

(F2) Represents  stock options  granted  under the  Company's  1995 Stock Option
     Plan.

(F3) All Other Compensation column consists only of Company contributions to the Company's Employee Retirement Plan and Trust and the Company's matching contribution to the 401(k) savings plan.

(F4) The 2002 bonus for Dr. Sammon pursuant to a pre-established bonus plan would have been $62,200. Dr. Sammon elected not to accept payment of this bonus.

The policies and practices of the Corporation pursuant to which the compensation set forth in the Summary Compensation Table was paid or awarded is described under "Compensation Committee Report" set forth elsewhere in this Proxy Statement.

                    Options/SAR's Granted in Last Fiscal Year

The following table shows all grants of stock options during 2004 to the Executive Officers named in the Summary Compensation Table.

                                                                                  Potential Realizable
                          Number of     % of Total                              Value at Assumed Annual
                         Securities       Options                                 Rates of Stock Price
                         Underlying     Granted to     Exercise               Appreciation for Option Term
                          Options/       Employees      or Base               ----------------------------
                            SAR's        in Fiscal       Price     Expiration
        Name               Granted         Year        ($/Share)    Date (F1)        5% (F2)       10% (F2)
        ----               -------         ----        ---------    ---------        -------       --------

Ronald J. Casciano         40,000(3)       16%        $9.0150       10-13-14     $ 226,779     $   574,704

Albert Lane                20,000(4)        8%        $7.8500       01-02-14     $  98,736     $   250,218
________________________


(F1) Options expire on the tenth anniversary of the date of the grant as indicated. If the holder of an Option ceases, other than by reason of death or retirement, to be employed by the Company or any subsidiary, such Option shall terminate on the earlier of the specified expiration date or three months from the termination date. In the case of death or retirement, such Option shall terminate on the earlier of the specified expiration date or the first anniversary of such death or retirement.

(F2) The dollar amounts in these columns are the result of calculations at the 5% and 10% rates set by the SEC and are not intended to forecast future appreciation of the Company's stock. As an alternative to the assumed potential realizable values stated in 5% and 10% columns, SEC rules would permit stating the present value of such Options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock Options granted by the Company are not transferable, there is no objective criteria by which any comparison of present value can be verified. Consequently, the Company's management does not believe there is a reliable method of computing the present value of such stock options.

(F3) These stock options were granted on October 13, 2004. The fair market value of the Company's Common Stock on October 13, 2004 was $9.0150. These Options vest as follows: 4,500 shares will vest on April 13, 2005; 9,500 shares will vest on January 13, 2006; 1,500 shares will vest on April 13, 2006; 6,500 shares will vest on January 13, 2007; 2,000 shares will vest on April 13, 2007; 2,000 shares will vest on July 13, 2007; 500 shares will vest on October 13, 2007; 3,500 shares will vest on January 13, 2008; 10,000 shares will vest quarterly until fully vested on April 13, 2009.

(F4) These stock options were granted on January 02, 2004. The fair market value of the Company's Common Stock on January 2, 2004 was $7.85. These Options vest as follows: 8,178 shares will vest on December 31, 2005 and the remaining 11,822 shares will vest on December 31, 2006.

         Aggregated Option Exercises in 2004 and Year-End Option Values

The table which follows sets forth information concerning exercises of stock options during 2004 by each of the Executive Officers named in the Summary Compensation Table and the value of his unexercised options as of December 31, 2004 based on a fair market value of $11.30 per share of the Company's Common Stock on such date:


                                                                                                   Value of Unexercised
                                 Shares                          Number of Unexercised                 in-the-Money
                                  Acquired       Value(F1)        Options at 12/31/04              Options at 12/31/04(F2)
       Name                      on Exercise     Realized    Exercisable      Unexercisable     Exercisable     Unexercisable
       ----                      -----------     --------    -----------      -------------     -----------     -------------

Dr. John W. Sammon, Jr.            -----          -----           -----           -----              -----         -----

Charles A. Constantino             -----          -----           -----           -----              -----         -----

Gregory T. Cortese                 17,900      $   156,500       309,950          11,250         $ 2,451,826     $   92,672

Ronald J. Casciano                  3,000      $    25,635        71,400          46,000         $   614,163     $  143,450

Albert Lane, Jr.                   39,545      $   307,956         6,819          33,636         $    59,152     $  187,295
__________________


(F1) The Value Realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the average of the high and low prices of the Company's Common Stock as reported in the Wall Street Journal for the exercise date) over the relevant exercise price(s).

(F2) The value is calculated based on the aggregate amount of the excess of $11.30 (the fair market value of the Company's Common Stock on 12/31/04) over the relevant exercise price(s).


               Employment Contracts and Termination of Employment
                       and Change-in-Control Arrangements

The Company has an arrangement with Mr. Cortese that provides that in the event Mr. Cortese is terminated from the Company without cause he is entitled to receive severance payment equal to one year of his base salary as of the time of termination.


                          Compensation Committee Report

The information contained in the following report is subject to the disclaimer regarding "soliciting material" and "filed" information immediately following this Compensation Committee Report.

Committee Membership and Process

Consistent with the NYSE Corporate Governance Standards, the composition of the Compensation Committee was changed by the Board in 2004 and the Compensation Committee is comprised entirely of independent directors. Prior to May 25, 2004, Dr. John W. Sammon, Jr., Chairman of the Board, President and Chief Executive Officer, and Charles A. Constantino, Executive Vice President, served as members of the Compensation Committee. In addition to the review and evaluation of the Chief Executive Officer's compensation discussed below, the responsibilities of the Compensation Committee include the review and approval of compensation packages, as recommended by the Chief Executive Officer, for the Executive Officers of the Company; the review and discussion with the Company's Chief Executive Officer, on at least an annual basis, of the incentive compensation programs for the fiscal year as well as the corporate goals and objectives related to such programs; oversight of the administration of the Company's incentive, equity based and other compensatory plans; the recommendation of changes and/or the adoption of new plans to the Board, as appropriate; the annual review of the Company's retirement and other compensation programs that involve significant cost to the Company.

Executive Compensation Policy

The Company seeks to attract, motivate, retain and reward the management talent essential to achieving its performance objectives and maintaining its leadership position in the industry. Compensation for the Company's Executive Officers in 2004 was consistent with the fundamental principles of the executive compensation policy, namely, that:

     *    Executive   compensation   must  be  tied  to  the  Company's  general
          performance and achievement of financial and strategic goals;

     * Executive compensation opportunities should be competitive with those provided by other companies of comparable size engaged in similar businesses; and

     * Executive compensation should provide incentives that align the long-term financial interests of the Company's Executive Officers with those of its shareholders.

Enhancing shareholder value by balancing the requirements of long term growth objectives with the achievement of short term performance is the primary responsibility of the Company's Executive Officers and its Chief Executive Officer. The contribution an Executive Officer has made to achieve the Company's short term strategic performance objectives as well as that Executive Officer's anticipated contribution toward long term objectives provide the basis upon which individual compensation awards are established.

Elements of Executive Compensation

To meet its policy objectives for Executive Officer compensation, the Company's Executive Officers are compensated through a combination of Base Salary, Bonuses, Stock Options, Deferred Compensation and various benefits, including medical and 401(k) plans generally available to employees of the Company.

Base Salary. In setting the annual base salary of the Chief Executive Officer and in reviewing and approving the annual base salaries of the other Executive Officers, the Compensation Committee considered the salaries of relative executives in similar positions, the level and scope of responsibility, experience and performance of the Executive Officer, the financial performance of the Company; and other overall general economic factors. The Compensation Committee believes the companies with which the Company competes for compensation purposes are not necessarily the same companies with which shareholder cumulative returns are compared. The peer groups used in the Performance Graph below include the Standard & Poor's 500 Stock Index and those companies deemed most comparable to the Company's businesses for the purpose of measuring stock performance. In contrast, the salary information utilized by the Company and the Compensation Committee includes national third party survey information for salaries in the high technology group within the durable goods industry sector as reported in a nationally recognized report on executive compensation. An objective of the Compensation Committee is to approve a salary for each Executive Officer within a range with a midpoint near the average midpoint for similar positions at comparable companies taking into account variables such as geographic area, comparison of duties, and the size and industry of the comparable company. Consideration is also given to the individual performance of that Executive Officer, the performance of the organization over which the Executive Officer has responsibility, the performance of the Company and general economic conditions (with each factor being weighted as the Compensation Committee deems appropriate).

Bonuses. The purpose of the Company's bonus program for Executive Officers is to provide incentive based compensation to Executive Officers for meeting and exceeding pre-established financial performance goals for the respective business units under their control. In general, the financial performance goals of the Executive Officers (other than the Chief Executive Officer) are approved by the Chief Executive Officer. For 2004, for Executive Officers of all business units, the financial performance measures taken into consideration to determine an appropriate bonus included profit before tax, revenue and accounts receivable collection cycle. Bonuses for Executive Officers overseeing the Company's Hospitality business segment, ParTech, Inc., included the additional element of inventory turns.

Stock Options. In furtherance of the objective of providing long-term financial incentives that relate to improvement in long-term shareholder value, the Company awards stock options to its key employees (including Executive Officers other than Dr. Sammon and Mr. Constantino) under the Company's 1995 Stock Option Plan ("Option Plan"). Stock options ("Options") granted under the Option Plan may be either Incentive Stock Options as defined by the Internal Revenue Code ("Incentive Stock Options") or Options which are not Incentive Stock Options ("Nonqualified Stock Options"). Upon review of recommendations from the Compensation Committee, the Stock Option Committee determines the key employees of the Company and its subsidiaries who shall be granted Options, the type of Options to be granted, the terms of the grant and the number of shares to be subject thereto. Option grants become exercisable no less than six months after the grant and typically expire ten (10) years after the date of the grant. Option grants are discretionary and are reflective of the value of the recipient's position, as well as the current performance and continuing contribution of that individual to the Company.

Deferred Compensation. The Company sponsors an unfunded Deferred Compensation Plan for a select group of highly compensated employees that includes the Executive Officers. The Deferred Compensation Plan was adopted effective March 4, 2004. Participants may make elective deferrals of their salary to the plan in excess of tax code limitations that apply to the Company's qualified plan. The Company also has the sole discretion to make employer contributions to the plan on behalf of the participants, though it did not make any employer contributions in 2004. Contributions to the plan are held in a rabbi-trust established by the Company and invested in a group variable universal life insurance contract insuring the lives of the participants. The group variable universal life insurance contract is owned by the Company and subject to the claims of its creditors. Contributions to the plan are allocated to a separate account established in each participant's name. Each separate account is credited with the participant's elective deferrals and Company contributions, if any. The value of each participant's account is credited or debited with deemed earnings, gains or losses based on the cash surrender value of the group variable universal life insurance contract. Distribution of a participant's account balance is permitted upon that participant's termination of employment, death, disability or financial hardship. Payment of a participant's account balance will be made in a lump sum payment or in annual installments over a period of two to 15 years, as selected by the participant. The plan also provides that if a participant dies, a death benefit equal to $10,000 shall be paid in addition to the account balance as of the time of the participant's death.

Benefits and Perquisites. The Company makes available to its Executive Officers the medical, dental, 401(k) plan and life insurance benefits that are generally available to Company employees. The amount of any perquisites received by the Company's Executive Officers, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of the respective Executive Officer's salary for fiscal 2004.

Chief Executive Officer Compensation for Fiscal 2004

The Compensation Committee reviews, on at least an annual basis, the goals and objectives relevant to the compensation of the Company's Chief Executive Officer and evaluates the Chief Executive Officer's performance in light of those goals and objectives. Based on this evaluation, either as a committee or together with the other independent Directors directed by the Board, the Compensation Committee determines and approves the compensation of the Chief Executive Officer. The Compensation Committee's recommendation to the Board for the 2004 compensation of the Chief Executive Officer was based on the policies and practices described above for Executive Compensation in general. Dr. Sammon's 2004 base salary was established after review of his performance and the comparative information from the third party salary survey. Dr. Sammon's base salary in 2004 was $309,837, which is below the midpoint of the compensation peer group contained in the third party survey and reflects an increase of 3% of Dr. Sammon's base salary for 2003.

In establishing Dr. Sammon's total compensation package, the Compensation Committee also considered the financial performance of the Company in 2004 and compared this performance to the 2004 goals the Compensation Committee (with Dr. Sammon recused) had established for Dr. Sammon a year earlier during the course of his 2003 performance review. The Compensation Committee noted the Company exceeded all of the pre-established financial performance goals to the extent that would entitle the Chief Executive Officer to payment of a 2004 bonus in the amount of $124,035.

Dr. Sammon, the Company's founder, became a shareholder before the Company became publicly-owned and has not, to date, been granted options under the Option Plan or any of the Company's previous stock option plans in view of his already existing substantial interest in maximizing the value of the Company's Common Stock. In addition, as Chairman of the Stock Option Committee, Dr. Sammon is considered a "disinterested person" and therefore is not eligible to receive stock option grants under the current Option Plan.

         Compensation Committee

         Kevin R. Jost, Chairman
         J. Whitney Haney
         James A. Simms

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act") that might incorporate by reference this Proxy Statement, in whole or in part, the Report of the Audit Committee found earlier in this Proxy Statement, the above Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any filing under the 1933 Act or the 1934 Act, except to the extent the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act, nor shall such Report of the Audit Committee, Compensation Committee Report or Performance Graph be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C under the 1934 Act or to the liabilities of
Section 18 of the 1934 Act, except to the extent the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act. As of the date of this Proxy Statement, the Company has made no such incorporation by reference or request.


           COMPENSATION COMMITTEE INTERLOCKS AND Insider Participation

Prior to May 25, 2004, Dr. John W. Sammon, Jr., Chairman of the Board, President and Chief Executive Officer, and Mr. Charles A. Constantino, Executive Vice President, served as members of the Compensation Committee and the Stock Option Committee. In compliance with the Company's 1995 Stock Option Plan, which requires members of the Stock Option Committee to be "disinterested persons", Dr. Sammon and Mr. Constantino continue to serve as members of the Stock Option Committee.


                                PERFORMANCE GRAPH

The following performance graph compares the cumulative total shareholder return on the Company's Common Stock with the Standard & Poor's 500 Index and the common stock of a self constructed peer group made up of companies on an industry basis, which companies' returns are weighted according to their respective market capitalizations at the beginning of each year for which the return is calculated. The graph is constructed on the assumption that $100 was invested in each of the Company's Common Stock, the S&P 500 Stock Index, and the peer group on December 31, 1999. The year-end values of each investment are based on share price appreciation and the reinvestment of dividends.

                                           Cumulative Total Return ($)
                                12/99   12/00   12/01    12/02    12/03   12/04
                                -----   -----   -----    -----    -----   -----

PAR TECHNOLOGY CORPORATION     100.00   39.47   54.74   145.26   168.21   238.32
S & P 500 ................     100.00   90.89   80.09    62.39    80.29    89.02
PEER GROUP ...............     100.00   42.99   37.06    33.95    50.19    78.13



[GRAPHIC OMITTED]

The  following  companies are included in the Company's  self  constructed  Peer
Group: Aspeon, Inc. (formerly known as Javelin Systems, Inc.), Micros Systems, Inc., PAR Technology Corporation, and Radiant Systems, Inc.

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

On the recommendation of the Audit Committee, the Board has selected KPMG as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2005 fiscal year. KPMG has been employed to perform this function since October 9, 2003.

Although this appointment is not required to be submitted to a vote of the shareholders, the Board generally requests the shareholders ratify the appointment. If the shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for their rejection and the Board will reconsider the appointment.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of KPMG. Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies.

                                  OTHER MATTERS

Other than the foregoing, the Board knows of no matters that will be presented at the Annual Meeting for action by shareholders. However, if any other matters properly come before the Meeting, or any postponement or adjournment thereof, the persons acting by authorization of the proxies will vote thereon in accordance with their judgment.

                       DOCUMENTS INCORPORATED BY REFERENCE

Item 9: "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" of the Company's 2003 Annual Report is incorporated by reference into this Proxy Statement. The Company will provide, without charge, a copy of any and all of the information that is incorporated by reference in this Proxy Statement, not including exhibits to the information unless those exhibits are specifically incorporated by reference into this Proxy Statement, to any person to whom a Proxy Statement is delivered, upon written or oral request. Requests for copies of this information should be directed to Investor Relations; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, New York 13413-4991, telephone number (315) 738-0600. The Company's website is http://www.partech.com.

                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings consistent with the regulations adopted by the SEC and the By-Laws of the Company. To be considered for inclusion in next year's Proxy Statement and form of proxy relating to the 2006 Annual Meeting, any shareholder proposals must be received at the Company's general offices no later than the close of business on December 5, 2005. If a matter of business is received by February 18, 2006, the Company may include it in the Proxy Statement and form of proxy and, if it does, it may use its discretionary authority to vote on the matter. For matters that are not received by February 18, 2006 the Company may use its discretionary voting authority when the matter is raised at the Annual Meeting, without inclusion of the matter in its Proxy Statement. Proposals should be addressed to Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, New York 13413-4991. The Company recommends all such submissions be sent by Certified Mail - Return Receipt Requested.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Gregory T. Cortese
                                              Secretary
April 4, 2005

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 2, 2005
                                    10:00 AM


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints JOHN W. SAMMON, JR., CHARLES A. CONSTANTINO and SANGWOO AHN or any one of them, jointly or severally, proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders to be held on Monday, May 2, 2005 at 10:00 AM, Local Time, at The New York Palace Hotel; 455 Madison Avenue, New York, NY 10022, and at any adjournment thereof, for the election of Directors and upon the proposal set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters that may properly come before the meeting.

  PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
                           INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)
                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
           PAR TECHNOLOGY CORPORATION - ANNUAL MEETING, MAY 2, 2005:

                            YOUR VOTE IS IMPORTANT!
                   Proxy Materials are available on-line at:
                      http://www.partech.com/ir-front.cfm


                       You can vote in one of three ways:

1. Call toll free 1-866-213-1445 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Via  the  Internet  at  https://www.proxyvotenow.com/ptc   and  follow  the
     instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
May 2, 2005

Please mark as
indicated in this
example [ X ]

1. ELECTION OF DIRECTORS

[ ]  For
[ ]  Withhold All
[ ]  For All Except

Nominees for a 3 year term:
(01) Kevin R. Jost
(02) James A. Simms

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

___________________________________________________________________

2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year.

[ ]  For
[ ]  Against
[ ]  Abstain


The Board of Directors recommends a vote "FOR" proposals 1 and 2 listed above.

Mark here if you plan to attend the meeting  [  ]
Mark here for address change and note change  [  ]

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS SET FORTH ABOVE.

ELECTRONIC DELIVERY OF PROXY MATERIALS: If you wish to receive future annual reports and proxy materials via the internet, please send an email with "On-Line Proxy Materials" in the subject line to: investor_relations@partech.com.

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy.


Please be sure to date and sign this instruction card in the box below.



--------------------------------------------------------------------------------
Sign above                                       Date



x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                    PLEASE READ THE INSTRUCTIONS BELOW x x x

                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 2, 2005. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 2, 2005. 1-866-213-1445

Vote by Internet
anytime prior to 3 a.m., May 2, 2005 go to https://www.proxyvotenow.com/ptc

 Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

         ON-LINE PROXY MATERIALS : http://www.partech.com/ir-front.cfm

                            Your vote is important!